UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2018

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039673
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Carolina Financial Corporation (the “Company”) was held on May 2, 2018 at 5:00 p.m., at the Country Club of Charleston, 1 Country Club Drive, Charleston, South Carolina (the “Annual Meeting”). Of the 21,052,202 shares outstanding, at the Annual Meeting there were present, in person or by proxy, 18,559,069 shares of the Company’s common stock, representing approximately 88.16% of the total outstanding eligible votes. The stockholders of the Company voted: (1) to elect five Class I members to the Board of Directors; (2) to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares; and (3) to ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018.

The results of the Annual Meeting are as follows:

1.	To elect five Class I directors:

Nominee	Class	For	Withheld	Broker Non-Votes
Beverly B. Ladley	Class I	13,194,425	300,632	5,060,184
Robert M. Moise	Class I	12,763,308	735,577	5,060,184
David L. Morrow	Class I	12,615,370	883,515	5,060,184
Jerold L. Rexroad	Class I	13,132,849	362,208	5,060,184
Claudius E. Watts, IV	Class I	13,081,961	416,924	5,060,184

The other directors that continued in office after the meeting are as follows:

Class II	Class III
W. Scott Brandon	Robert G. Clawson, Jr.
Lindsey A. Crisp	Gary M. Griffin
Jeffrey L. Deal	Frederick N. Holscher
Michael P. Leddy	Daniel H. Isaac, Jr.
Thompson E. Penney

2.	To approve of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 25,000,000 shares to 50,000,000 shares:

For	Against	Abstain
17,364,016	1,042,587	147,099

3.	To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018:

For	Against	Abstain
18,313,939	173,793	70,457

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: May 4, 2018